UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                December 20, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13794                                          13-3818402
        33-90786                                          13-3818407
       33-90786-01                                        13-3818405
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(Commission File Number)                       (IRS Employer Identification No.)



1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                       08401
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   (Address of Principal Executive Offices)                   (Zip Code)


                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

                  On December 20, 2005, Scott C. Butera left his position as Executive Vice President and Chief Strategic Officer of Trump Entertainment Resorts, Inc. (the "Company") to pursue other endeavors, and Mr. Butera's employment agreement, dated August 15, 2003 (the "Employment Agreement"), with the Company and Trump Entertainment Resorts Holdings, L.P., a wholly-owned subsidiary of the Company ("TER Holdings"), was terminated. The Butera Employment Agreement had been scheduled to expire on September 2, 2006.

                  In connection with the termination of the Employment Agreement, Mr. Butera and TER Holdings entered into a consulting agreement, dated as of December 20, 2005 (the "Consulting Agreement") pursuant to which Mr. Butera has agreed to: (i) consult, advise and assist TER Holdings with respect to certain business matters that he was involved in prior to his resignation;
(ii) present business opportunities to TER Holdings that are within TER Holdings' scope of business; and (iii) consult, advise and assist TER Holdings in other strategic and financial matters. The Consulting Agreement will expire on September 30, 2006. As consideration for his consulting services pursuant to the Consulting Agreement, Mr. Butera will receive: (x) $250,000 payable January 2, 2006; (y) $250,000 payable upon the closing of the sale by TER of Trump Indiana, Inc., provided, that if the closing has not occurred by December 31, 2005, he will receive (A) $125,000 on the earlier of the closing date and February 2, 2006 and (B) $125,000 on the closing date, if any; (iii) 25,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock") on March 3, 2006, and (iv) 25,000 shares of Common Stock on September 30, 2006, all subject to the terms of the Consulting Agreement.


ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 21, 2005, TER Holdings consummated the sale to The Majestic Star Casino, LLC ("Majestic Star") of all of its equity interest in Trump Indiana, Inc. ("Trump Indiana"). Trump Indiana, a wholly-owned subsidiary of TER Holdings, owns and operates a riverboat casino and hotel at Buffington Harbor in Gary, Indiana (the "Trump Indiana Casino"). The total purchase price, which was determined by arm's length negotiation between the parties, was approximately $253 million in cash, exclusive of debt and other long term obligations and subject to certain post-closing adjustments. Upon closing, $45 million of the purchase price was placed into escrow to secure TER Holdings' obligation to pay certain federal income tax obligations relating to the period from 1995 and subsequent years through closing, a portion of which period is currently the subject of pending Internal Revenue Service audits (the "Escrowed Funds").

                  After accounting for certain taxes, fees and other closing costs and expenses, the sale is anticipated to result in approximately $227 million in net proceeds to TER Holdings, including the Escrowed Funds.

                  Majestic Star owns and operates a riverboat casino known as The Majestic Star Casino at Buffington Harbor in Gary, Indiana, which is adjacent to the Trump Indiana Casino. Prior to the sale, Trump Indiana and Majestic Star owned, developed and operated all common land-based and waterside


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
operations through a joint venture in support of their riverboat casinos at Buffington Harbor. Trump Indiana and an affiliate of Majestic Star also operated a parking garage at Buffington Harbor through another joint venture. As part of the transaction, Majestic Star assumed Trump Indiana's interest in the joint ventures.

ITEM 7.01         REGULATION FD DISCLOSURE.

                  The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on December 21, 2005.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

        (d)       Exhibits.

        99.1      Press Release issued by the Company on December 21, 2005.






















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
                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 22, 2005


                             TRUMP ENTERTAINMENT RESORTS, INC.

                             By: /s/ Robert M. Pickus
                                 --------------------------------------------
                             Name:  Robert M. Pickus
                             Title: Executive Vice President and Secretary



                             TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                             By: /s/ Robert M. Pickus
                                 --------------------------------------------
                             Name:  Robert M. Pickus
                             Title: Executive Vice President and Secretary



                             TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                             By: /s/ Robert M. Pickus
                                 --------------------------------------------
                             Name:  Robert M. Pickus
                             Title: Executive Vice President and Secretary






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
                                  EXHIBIT INDEX

      No.      Description
      ---      -----------

      99.1 Press Release issued by Trump Entertainment Resorts, Inc. on December 21, 2005

























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